[Sun Bancorp, Inc. Letterhead]

April 18, 1997

Dear Fellow Shareholder:

      On behalf of the Board of Directors and management of Sun Bancorp, Inc., (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held at the Ramada Inn, West Landis Avenue, Vineland, New Jersey, on May 20, 1997, at 4:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Deloitte & Touche LLP, certified public accountants, will be present to respond to any questions shareholders may have.

      The matters to be considered by shareholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          /s/Bernard A. Brown
                                          Bernard A. Brown
                                          Chairman of the Board

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To be Held on May 20, 1997
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Sun Bancorp, Inc. ("the Company"), will be held at the Ramada Inn, West Landis Avenue, Vineland, New Jersey on May 20, 1997, at 4:00 p.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of six directors of the Company;

2. The ratification of the amendment to the 1995 Stock Option Plan (the "1995 Stock Option Plan"); and

3. Such other matters as may properly come before the meeting or any adjournments thereof.

The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Shareholders of record at the close of business on April 14, 1997 are the shareholders entitled to vote at the Meeting and any adjournments thereof.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Sidney R. Brown
                                    Sidney R. Brown
                                    Secretary

Vineland, New Jersey
April 18, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Sun Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company which will be held at the Ramada Inn, West Landis Avenue, Vineland, Jersey, on May 20, 1997, 4:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Shareholders and this Proxy Statement are being first mailed to shareholders on or about April 18, 1997.

      At the Meeting, shareholders will consider and vote upon (i) the election of six directors, (ii) the ratification of the amendment to the 1995 Stock Option Plan (the "1995 Stock Option Plan") and (iii) such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

      Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposal. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

      Shareholders of record as of the close of business on April 14, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,851,260 shares of Common Stock issued and outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal I), the proxy being provided by the Board enables a shareholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      As to the ratification of the amendment to the 1995 Stock Option Plan set forth in Proposal II, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Shareholder approval of Proposal II will be determined by a majority of votes cast on the matter at the Meeting, in person or by proxy, and entitled to vote without regard to Broker Non-Votes. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                     Percent of Shares of
                                              Amount and Nature of       Common Stock
Name and Address of Beneficial Owner          Beneficial Ownership       Outstanding
------------------------------------          --------------------       -----------
Bernard A. Brown
71 West Park Avenue
Vineland, New Jersey 08360                         853,210(1)                  42.67%

All directors and executive officers
of the Company as a group (6 persons)            1,041,908(2)                  50.77%

--------------------
(1) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 148,426 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1985 Stock Option Plan and the amended 1995 Stock Option Plan. Excludes 78,750 options to purchase shares awarded in July 1996 which are not presently exercisable within 60 days. See Director and Executive Officer Compensation.

(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes 200,925 options that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1985 Stock Option Plan and the amended 1995 Stock Option Plan. Excludes options to purchase 89,250 shares awarded in July 1996 which are not presently exercisable within 60 days. See Directors and Executive Officer Compensation.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

      Officers and employees of the Company have an interest in certain matters being presented for shareholder ratification. Officers and other eligible employees of the Company have been granted stock options pursuant to the 1995 Option Plan subject to ratification of the Plan by the shareholders of the Company. The ratification of the 1995 Option Plan is being presented as "Proposal II - Ratification of the Amendment to the 1995 Stock Option Plan." See "Proposal I - Information with Respect to Nominees for Director, Directors Continuing in Office, and Executive Officers" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company.

      Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors, except as otherwise noted, were complied with during the year ended December 31, 1996. As of the effective date of the Company's 1934 Act Registration in August 1996, all officers and directors were required to file an Initial Statement of Beneficial Ownership ("Form 3") within 10 days, stating their individual ownership. Due to an administrative delay, the Form 3 reports for the officers and directors were filed late.

--------------------------------------------------------------------------------
        I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                  CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Election of Directors

      The entire Board of Directors, consisting of six members, is to be elected at the Annual Meeting of shareholders, each to serve until the next Annual Meeting of shareholders and until his or her successor has been duly elected and qualified.

      It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees and the directors continuing in office, their name, age, the year they first became a director of the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is shown in the table under "Voting Securities and Principal Holders Thereof."


                                                                        Shares of
                                                              Current     Stock      Percent
Director/Executive                                  Director    Term    Beneficially    of
     Officer           Age (1) Position              Since    Expires    Owned (3)    Class
     -------           ------- --------              -----    -------   -----------   -----

Bernard A. Brown (2)      72   Chairman of the        1985      1997    853,210 (4)   42.67%
                                 Board
Sidney R. Brown (2)       39   Director, Treasure     1990      1997     45,623        2.46%
                                 Secretary
Adolph F. Calovi          74   Director, President    1985      1997        218        0.01%
                                 and Chief
                                 Executive Officer
Peter Galetto, Jr.        43   Director               1990      1997     18,604        1.00%

Philip W. Koebig, III     54   Director, Executive    1995      1997     85,025 (4)    4.47%
                                 Vice President
Anne E. Koons (2)         44   Director               1990      1997     39,228        2.12%

------------------
(1)   At December 31,      1996
(2) Bernard A. Brown is the father of Sidney R. Brown and Anne E. Koons. Sidney R. Brown is the brother of Anne E. Koons.
(3) Includes shares held directly by the individual as well as by such individual's spouse, shares held in trust and in other forms of indirect ownership over which shares the individual effectively exercises sole voting and investment power and shares which the named individual has a right to acquire within sixty days of December 31, 1996, pursuant to the exercise of stock options.
(4) Includes 148,426 options and 52,499 options granted to Messrs. Bernard Brown and Koebig, respectively, which are presently exercisable and awarded under the 1985 and the 1995 Stock Option Plans. Excludes 78,750 and 10,500 options granted to Messrs. Bernard Brown and Koebig, respectively, which are not presently exercisable as awarded under the amended 1995 Stock Option Plan.

Biographical Information

      Directors and Executive Officers of the Company. The principal occupation of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. All of the directors reside in the State of New Jersey.

      Bernard A. Brown has been the Chairman of the Board of Directors of the Company since its inception in January, 1985. Mr. Brown is also the Chairman of the Board of Directors of the Bank. For many years, Mr. Brown has been the Chairman of the Board of Directors and President of NFI Industries, Inc., a trucking conglomerate headquartered in Vineland, New Jersey.

      Sidney R. Brown has been the Treasurer and a director of the Company since April, 1990. In March 1997, Mr. Brown became secretary of the Company. Mr. Brown is an officer and director of NFI Industries, Inc., and one of the general partners of The Four B's, a partnership which has extensive real estate holdings in the Eastern United States. Its primary objective is investing in and consequent development of commercial real estate, leasing and/or sale. Mr. Brown is currently an officer and director of several other corporations and partnerships in the transportation, equipment leasing, insurance, warehousing and real estate industries.

     Adolph F. Calovi has been the President, Chief Executive Officer and a director of the Company since its inception in January, 1985. Mr. Calovi is a director of the Bank and, from 1985 to 1994, was its President and Chief Executive Officer.

     Peter Galetto, Jr. has been a director of the Company since April 1990. Mr. Galetto was secretary of the Company from April 1990 to March 1997. Mr. Galetto is the President/Sales for Stanker & Galetto, Inc., located in Vineland, New Jersey. He is also the President of the Cumberland Technology Enterprise Center. Mr. Galetto has been the Secretary/Treasurer of Trimark Building Contractors. He is also an officer and director of several other corporations and organizations.

     Philip W. Koebig, III has been the Executive Vice President of the Company since 1994. He has been a director of the Company since 1995. Mr. Koebig is also a director, President and Chief Executive Officer of the Bank since January, 1995. From 1990 to 1994, Mr. Koebig had been President and Chief Executive Officer of Covenant Bank for Savings, Haddonfield, New Jersey. He also serves on the Board of Directors of numerous charitable organizations and corporations.

     Anne E. Koons has been a director of the Company since April, 1990. Ms. Koons is a real estate agent with Fox & Lazo, and a travel agent for Leisure Time Travel. Ms. Koons is also a Commissioner of the Camden County Improvement Authority and a member of the Cooper Medical Center's Foundation Board.

     Additional Executive Officers of the Bank. Set forth below is biographical information of certain executive officers of the Bank who are not also executive officers of the Company.

     Robert F. Mack has been with the Bank since 1992 and serves as its Senior Vice President and Chief Financial Officer. Mr. Mack has twenty-five years of extensive banking experience and has worked for several commercial banks in New Jersey.

     Bart A. Speziali has been with the Bank since 1992 as the Senior Lending Officer and Senior Vice President. Mr. Speziali has over twenty years of banking experience in southern New Jersey.

     James S. Killough joined the Bank in February 1997 as Senior Vice President of Administrations, Operations and Retail Banking. Before joining the Bank, Mr. Killough was president and chief professional officer for the United Way of Camden County, New Jersey for two years. Prior to that, Mr. Killough was executive vice president for Central Jersey Bank and Trust and Midlantic National Bank/South.

Nominations for Director

     Pursuant to Article II, section 202 of the Company's Bylaws, nominations for directors to be elected at an annual meeting of shareholders must be submitted to the secretary of the Company in writing not later than the close of business of the fifth business day immediately preceding the date of the meeting. All late nominations shall be rejected.

Meetings and Committees of the Board of Directors

     The Board of Directors of the Company conducts its business through meetings of the Bank. During the fiscal year ended December 31, 1996, the Board of Directors held four regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the Board of

Directors and committees during the time such director served during the fiscal year ended December 31, 1996.

      The Nominating Committee consists of the board of directors of the Company. The Committee met once during the year ended December 31, 1996.

      The Audit Committee consists of Directors Calovi, Galetto, and Koons. The Audit Committee is responsible for recommending the appointment of the Bank's independent public accountants and meeting with such accountants with respect to the scope and review of the annual audit. The Audit Committee met once during the year ended December 31, 1996.

--------------------------------------------------------------------------------
                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Directors' Compensation

      Each member of the Board of Directors, except for the chairmen and employee directors, received a fee of $300 for each meeting attended for the year ended December 31, 1996. For the year ended December 31, 1996, directors fees totaled $26,700.

Executive Compensation

      The Company has no full time employees, relying upon employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

      Summary Compensation Table. The following table sets forth compensation awarded to the Chief Executive Officer and Executive Vice President of the Company who, for the year ended December 31, 1996, received total salary and bonus payments from the Bank in excess of $100,000. Except as set forth below, no executive officer of the Company had a salary and bonus during the year ended December 31, 1996 that exceeded $100,000 for services rendered in all capacities to the Company.

                                                              Long Term
                                                            Compensation
                                                            ------------
                         Annual Compensation                   Awards
                         -------------------                   ------
                                                             Securities
       Name and                                              Underlying      All Other
  Principal Position      Year      Salary        Bonus(1)   Options(#)    Compensation
  ------------------      ----      ------        --------   ----------    ------------

Adolph F. Calovi          1996    $   131,000   $       --           --    $        --
President and Chief       1995        131,000           --           --             --
Executive Officer         1994        130,500           --           --        2,743(2)




Philip W. Koebig, III     1996        174,044       22,500       10,500       7,253(3)
Executive Vice            1995        150,000           --       52,499       7,253(3)
President                 1994         25,965           --           --         240(3)

footnotes on next page

--------------------
(1) Excludes the value of perquisites and other personal benefits which in the aggregate does not exceed 10% of the total annual salary and bonus reported.
(2)  Constitutes life insurance premiums.
(3)  Constitutes life and disability insurance premiums.

      Stock Option Plan. The Company has adopted the 1985 Stock Option Plan and the 1995 Stock Option Plan (the "Option Plans"). Officers, directors and employees are eligible to receive, at no cost to them, options under the Option Plans. Options granted under the Option Plans may be either incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not normally result in tax deductions to the Company) or options that do not so qualify. The option price may not be less than 100% of the fair market value of the shares on the date of the grant. Option shares may be paid in cash, shares of the common stock, or a combination of both.

      Options granted under the 1985 Stock Option Plan are exercisable at the fair market value of the common stock determined at the time of the grant for a period of up to ten years from the date of grant. Options granted under the 1995 Stock Option Plan are exercisable at the fair market value of the common stock determined at the time of the grant for a period of ten years thereafter.

      The following table sets forth additional information concerning options granted under the Option Plans.

                        Option Grants in Last Fiscal Year
                        ---------------------------------

                         Individual Grants                           Potential Realizable
-----------------------------------------------------------------      Value at Assumed
                                                                    Annual Rates of Stock
                                                                    Price Appreciation for
                                                                         Option Term
                                  Percent of Total                       -----------
                       Number of  Options Granted Exercise
                        Options    to Employees    Price    Expiration
Name                    Granted   in Fiscal Year  ($/Share)    Date        5% ($)      10% ($)
----                    -------   --------------  ---------    ----        ------      -------

Philip W. Koebig, III   10,500         8.34        16.67    July 16, 2006  8,752       17,504

                      Aggregated Option Exercises in Last Fiscal Year
                      -----------------------------------------------
                                                                                   Value of
                                                          Number of         Exercisable/Unexercisable
                                                  Exercisable/Unexercisable      In-the-money
                      Shares Acquired     Value         Options at                Options at
Name                  on Exercise (#)    Realized    Fiscal Year-End(#)        Fiscal Year-End($)
----                  ---------------    --------    ------------------     -------------------------

Adolph F. Calovi          101,346        $953,152          --                       --

Philip W. Koebig, III        --              --      52,499 / 10,500 (1)      452,541 / 45,465 (2)

-------------------
(1) Exercisability of options subject to stockholder ratification of amendment to 1995 Stock Option Plan. See Proposal II, hereinafter.
(2) Based upon the difference between the option exercise price and the market price of stock of $21.50 per share as of April 2, 1997.

      Directors' Compensation. Each member of the Board of Directors, except for the Chairman and employee directors, received a fee of $300 for each meeting attended for the year ended December 31, 1996. For the year ended December 31, 1996, director fees totaled $26,700.

      Employment Agreement. The Company has an employment agreement, dated January 2, 1995, with Adolph F. Calovi, its President and CEO. Under the terms of the agreement, Mr. Calovi will receive an annual salary of $131,000 for each of the four years of the agreement. In addition, he will receive all benefits offered officers of the Company and will have the use of a Company-owned automobile. If, during the term of the agreement, Mr. Calovi's employment terminates for any reason except voluntary resignation, embezzlement, fraud, or due to a material default by Mr. Calovi of his employment obligations, the Company will be fully liable for all remaining salary payments under the agreement.

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee of the Company during the year ended December 31, 1996 consisted of Anne E. Koons, Sidney R. Brown and Philip W. Koebig, III. All are members of the Board of Directors of the Company. Mr. Koebig is also a Director and Officer of the Bank and did not participate in matters involving his personal compensation.

Compensation Committee Report on Executive Compensation

      The Personnel Committee (the "Committee") has furnished the following report on executive compensation:

      Compensation Policies. Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive officer ("CEO"), Chairman of the Board and the Company's other senior management, with those of its shareholders. With regard to compensation actions affecting the CEO, the Executive Committee of the Board of Directors, consisting of the members of the Personnel Committee, as well as all of the non-employee members of the Board of Directors, acted as the approving body.

     The  executive compensation program of the Company is designed to:

     o Support a pay-for-performance policy that differentiates compensation based on corporate and individual performance;

     o Motivate employees to assume increased responsibility and reward them for their achievement;

     o Provide compensation opportunities that are comparable to those offered by other leading companies, allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success; and

     o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

      At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives in comparable corporations. Annual base salaries for all executive offices are generally set somewhat below competitive levels so that the Company relies to a large degree on annual and longer term incentive compensation to attract and retain corporate officers and other employees and to motivate them to perform to the full extent of their abilities. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the market place, based on an independent consultant's survey of salary competitiveness of other financial institutions. The Committee intends to be advised periodically by independent compensation consultants concerning salary competitiveness.

      As to Mr. Koebig and other executive offices, as an executive's level of responsibility increases, a greater portion of his or her potential total compensation opportunity is based on Company performance incentives rather than on salary. Reliance on Company performance causes greater variability in the individual's total compensation from year to year. By varying annual and long-term compensation and basing both on corporate performance, the Company believes executive offices are encouraged to continue focusing on building profitability and shareholder value.

      Salaries. Effective January 1, 1997, the Board of Directors, acting on the recommendation of the Committee, increased the base salary paid to Mr. Koebig. The increase reflected consideration of competitive data provided by an independent consulting firm, the Committee's and the Board's assessment of Mr. Koebig's performance, over the previous year and recognition of the improvement in performance by the Company during 1996 as compared with the Company's goals included in its business plan. The other executive officers were also granted salary increases based on competitive data, individual performance, position tenure and internal comparability considerations.

     Mr. Calovi has been President, Chief Executive Officer and a director of the Company since its inception in 1985. Mr. Calovi's salary of $131,000 is fixed in his employment agreement and is based upon his prior years of service to the Bank and the Company. Mr. Calovi's compensation of $131,000 is for term of four years. See "-Employment Agreement."

Personnel Committee

      Anne E. Koons
      Sidney R. Brown
      Philip W. Koebig, III

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

      Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $100 as of August 3, 1996 (the date of initial issuance of the Common Stock). All of these cumulative total returns are computed assuming the reinvestment of dividends. In the graph below, the periods compared were August 3, 1996 and the Company's fiscal year end of December 31, 1996.

      There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance.

                               [GRAPHIC OMITTED]

        -------------------------------------------------------------
                                                  8/96      12/31/96
        -------------------------------------------------------------
        CRSP Nasdaq U.S. Index                 $100.00       $112.94
        -------------------------------------------------------------
        CRSP Nasdaq Bank Index                  100.00        116.00
        -------------------------------------------------------------
        Sun Bancorp, Inc.                       100.00        104.76
        -------------------------------------------------------------

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Relationships and Related Transactions

      Bernard A. Brown, the Chairman of the Board of Directors of the Company and of the Bank, is, with his wife, the owner of Vineland Construction Company. The Company and the Bank lease office space in Vineland, New Jersey from Vineland Construction Company. The Company believes that the transactions with Vineland Construction Company are on terms substantially the same, or at least as favorable to the Bank, as those that would be provided by a non-affiliate. The Company paid $361,731 to Vineland Construction during the year ended December 31, 1996.

      The Bank has a policy of offering various types of loans to officers, directors and employees of the Bank and of the Company. These loans have been made in the ordinary course of business and on substantially the same terms and conditions (including interest rates and collateral requirements) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions by the Bank with its other unaffiliated customers and do not involve more than the normal risk of collectibility, nor present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1995 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

      The Company's Board of Directors has adopted an amendment to the 1995 Stock Option Plan ("Option Plan"). In accordance with such amendment to the plan, the total number of shares of Common Stock authorized for issuance under the Option Plan has been increased from 105,000 (as adjusted for the 5% stock dividend in 1996) to 315,000 shares. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers and key employees to promote the success of the Company's and the Bank's business. The following summary of the material features of the Option Plan, as amended, is qualified in its entirety by reference to the complete provisions of the Option Plan which is attached hereto as Exhibit A.

      The  Option  Plan  will be  administered  by the Board of  Directors  or a committee  of not  less  than  three  non-employee  directors  appointed  by the
Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-Employee Directors" within the meaning of Rule 16b-3 pursuant to the Exchange Act. Directors Galetto, S. Brown, and Koons serve as members of the Option Committee. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions which have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Officers and key employees who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that options granted under the Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to
Section 422 of the Internal Revenue Code ("Code") and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options. In the event of the death or disability of an Optionee, or a change in control (as such term is described in the Option Plan), the options granted to such Optionee shall become immediately exercisable without regard to any vesting schedule.

      Shares issuable under the Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option shall cease being exercisable, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year thereafter, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an incentive stock option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a shareholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

Awards Under the Option Plan

      The Board or the Option Committee shall from time to time determine the officers and key employees who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

      The table below presents information related to stock option awards previously awarded based upon the amendment to the Option Plan to increase the authorized shares from 105,000 to 315,000.

                                NEW PLAN BENEFITS
                                -----------------

                                                             Number of Options
Name and Position                          Dollar Value(1)      Granted(2)
-----------------                          ---------------      ----------

Bernard Brown
  Chairman of the Board................       $380,363            78,750
Philip W. Koebig, III
  Director, Executive Vice-President..        $ 50,715            10,500



-----------------------
(1) The exercise price of such Options equals $16.67 representing the Fair Market Value of the Common Stock on the date of Board approval of the Option Plan. On April 2, 1997, the last sale price of the Common Stock at the close of the market as reported on the Nasdaq National Market was $21.50 per share. The dollar value of such awards equals the difference between the grant price and the price as of April 2, 1997, times the number of Options awarded.
(2) Such Options are immediately exercisable, subject to stockholder ratification of the Option Plan.

Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the shareholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the shareholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option

Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the shareholders, the Option exercise price per share shall be adjusted proportionately.

      The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

      In the event of such a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective  as of the date of such  Change  in  Control:  (i)  provide  that such
Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("Securities Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan specifically for anti-takeover purposes. The Option Plan could render it more difficult to obtain support for shareholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Certificate of Incorporation. In addition, such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

      The Board of Directors may alter, suspend or discontinue the Option Plan.

Possible Dilutive Effects of the Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the shareholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current shareholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock represented by the plan amendment (i.e., 210,000 shares of Common Stock), then the effect to current shareholders would be to dilute their current ownership percentages by approximately 11.3%.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the Option Plan will have the following consequences:

     1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

     2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the

          Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

     3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

     4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

Accounting Treatment

      Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a primary or fully diluted basis.

Shareholder Approval

      Shareholder ratification of the Option Plan is being sought in accordance with the Code to qualify the Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code, and to meet the requirements for continued listing of the Common Stock under the Nasdaq National Market. An affirmative vote of the holders of a majority of the shares voting in person or represented by proxy and entitled to vote without regard to broker non- votes is required to constitute shareholder ratification of this Proposal II.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE 1995 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

      The Board of Directors has previously selected the accounting firm of Deloitte & Touche, LLP, independent public accountants, to be the Company's independent accountants for the fiscal year ended December 31, 1997. A representative of Deloitte & Touche, LLP is expected to be present at the Meeting, will have the opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions. Under the Company's Certificate of Incorporation and Bylaws, shareholders are not required to ratify or confirm the selection of independent accountants made by the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

      The Company's Annual Report to Shareholders for the year ended December 31, 1996, including financial statements, will be mailed to all shareholders of record as of the close of business on April 14, 1997. Any shareholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's executive offices at 226 Landis Avenue, Vineland, New Jersey 08360, no later than August 18, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SUN BANCORP, INC., 226 LANDIS AVENUE, VINELAND, NEW JERSEY 08360.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/Sidney R. Brown
                                    Sidney R. Brown
                                    Secretary

Vineland, New Jersey
April 18, 1997

                                                                     EXHIBIT A

                               SUN BANCORP, INC.

                            1995 STOCK OPTION PLAN
                            ----------------------

                            AS AMENDED AND RESTATED

1.    Purpose of Plan.
      ---------------

      The purpose of the Sun Bancorp, Inc. 1995 Stock Option Plan, as amended (the "Plan") contained herein is to provide additional incentive to employees of Sun Bancorp, Inc. (the "Company") and each present or future subsidiary corporation of the Company, by encouraging them to invest in shares of the Company's common stock ("Common Stock"), and thereby to acquire a proprietary interest in the business of the Company and each present or future subsidiary corporation of the Company and an increased personal interest in their continued success and progress, to the mutual benefit of employees and stockholders.

2.    Aggregate Number of Shares.
      --------------------------

      Three Hundred and Fifteen thousand (315,000) shares of Common Stock (par value $1.00 per share) shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or other event that the Board of Directors of the Company or the Executive Compensation Committee (the "Committee"), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be approximately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of Common Stock as well as unissued shares may be used for the purpose of this Plan. Shares of Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3.    Class of Employees Eligible to Receive Options.
      ----------------------------------------------

      All officers and key employees of the Company and of any present and future subsidiary corporation of the Company are eligible to receive an option or options under this Plan. The officers and key employees who shall, in fact, receive an option or options shall be selected by the Committee in its sole discretion, except as otherwise specified in Section 4 hereof.

4.    Administration of Plan.
      ----------------------

      (a) This Plan shall be administered by the Board of Directors of the Company or the Committee, which will be appointed by the Board of Directors of the Company. The Committee shall consist of a minimum of three and a maximum of seven members of the Company's Board of Directors. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 (17 CFR ss.240.16b-3) under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Board of Directors of the Company or the Committee shall, in addition to its other authority and subject to the provisions of this Plan, have authority in its sole discretion to determine who are the officers and key employees of the Company and each present and future subsidiary corporation of the Company eligible to receive options under this Plan, which officers and key employees shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

      (b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Plan and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Plan to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in
Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

5.    Incentive Stock Options and Nonqualified Stock Options.
      ------------------------------------------------------

      (a) Options issued pursuant to this Plan may be either incentive stock options granted pursuant to Section 5(b) hereof or nonqualified stock options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "incentive stock option" is an option which satisfies all of the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a nonqualified stock option is an option which does not satisfy the requirements of Code Section 422. The Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Plan shall equal at least the fair market value of the Common Stock as of the date of the grant of the option, such fair market value being determined by the Committee in accordance with its interpretation of the requirements of Section 422 of the Code and the regulations thereunder.

      (b) Incentive stock options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially all of the terms and conditions set forth therein. Incentive stock options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. Notwithstanding other provisions hereof, the aggregate fair market value (determined as of the time an incentive stock option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company or any present or future parent or subsidiary of the Company) shall not exceed $100,000. At the time of granting an incentive stock option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any person who receives an option pursuant to the Plan ("Optionee"), provided that the option as modified or amended continues to be an incentive stock option. Each of the options granted pursuant to this
Section 5(b) is intended, if possible, to be an "incentive stock option" as that term is defined in Section 422 of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

      (c) Nonqualified stock options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially all of the terms and conditions set forth therein. Nonqualified stock options shall expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a nonqualified stock option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular Optionee, provided that the option as modified or amended does not expire more than ten years and ten days from the date of its grant and the option price is not less than the fair market value of the Common Stock as of the date of such grant.

      (d) Neither the Company nor any present or future affiliated or subsidiary corporation of the Company, nor their officers, directors, stockholders, stock option plan committees, employees or agents shall have any liability to any Optionee in the event an option granted pursuant to Section 5(b) hereof does not qualify as an "incentive stock option" as that term is used in Section 422 of the Code and the regulations thereunder, or in the event any Optionee does not obtain the tax benefits of such an incentive stock option, or in the event any option granted pursuant to Section 5(c) hereof is an "incentive stock option."

6.    Six Month Holding Period.
      ------------------------

      With respect to options awarded to officers and employees who are subject to the reporting requirements under Section 16(a) of the Exchange Act, subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, a minimum of six months must elapse between the date of the grant of an option and the date of the sale of the Common Stock received through the exercise of such option.

7.    Cashless Exercise.
      -----------------

      Subject to vesting requirements, if applicable, an Optionee who has held an option for at least six months may engage in the "cashless exercise" of the option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock under option ("Optioned Stock") and to deliver enough of the proceeds to the Company to pay the option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the option and the third party purchaser of the Optioned Stock shall pay the option exercise price plus any applicable withholding taxes to the Company.

8.    Transferability.
      ---------------

      An incentive stock option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution. A nonqualified stock option granted pursuant to the Plan may, with the prior written consent of the Committee, be assignable or transferable during the Optionee's lifetime. In determining whether consent shall be given to an Optionee with regard to the assignment or transfer of a nonqualified stock option, it shall be at the sole discretion of the Committee.

9.    Modification, Amendment, Suspension and Termination.
      ---------------------------------------------------

      Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date of the adoption of the Plan by the Company's Board of Directors. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If a modification or amendment of this Plan is required by the Code or the regulations thereunder to be approved by the stockholders of the Company in order to permit the granting of "incentive stock options" (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the modified or amended Plan, such modification or amendment shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for stockholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

      Notwithstanding any other provision contained in this Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

10. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.
--------------------------------------------------------------------------------

      (a) Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of shares of Common Stock for which options may be granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the exercise price per share of Common Stock of each option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend or any other increase or decrease in the number of such shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Common Stock held by dissenting stockholders).

      (b) All outstanding options previously granted shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; or (iii) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Common Stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

      In the event of such a Change in Control, the Committee and the Board of Directors of the Company will take one or more of the following actions to be effective as of the date of such Change in Control:

            (i) provide that such options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for incentive stock options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each option surrendered equal to the difference between (1) the fair market value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered options, and (2) the aggregate exercise price of all such surrendered options, or

            (ii) in the event of a transaction under the terms of which the holders of the Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered options in exchange for such surrendered options.

      (c) Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

             (i) appropriately adjust the number of shares of Common Stock subject to each option, the option exercise price per share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding option;

            (ii) cancel any or all previously granted options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

            (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause incentive stock options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

      Except as expressly provided in Sections 10(a), 10(b) and 10(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 10.

      (d) The Committee shall at all times have the power to accelerate the exercise date of options previously granted under the Plan.

      (e) Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the option exercise price per share shall be adjusted proportionately.

11. Conditions Upon Issuance of Common Stock; Limitations on Option Exercise; Cancellation of Option Rights.
--------------------------------------------------------------------------------

      (a) Common Stock shall not be issued with respect to any option granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the 1933 Act, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Common Stock may then be listed.

      (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

      (c) As a condition to the exercise of an option, the Company may require the Optionee to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

      (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its subsidiaries for "cause" (as determined by the Board of Directors in good faith), all options held by such Optionee shall cease to be exercisable as of the date of such termination of employment or service.

      (e) Upon the exercise of an option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Common Stock on the date of exercise and the exercise price per share of the option. Such cash payment shall be in exchange for the cancellation of such option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Exchange Act, and regulations promulgated thereunder.

12.   Withholding Tax.
      ---------------

      The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where an Optionee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option, the Company shall have the right to require the Optionee or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Common Stock, or, in lieu thereof, to retain, or to sell without notice, a number of such shares sufficient to cover the amount required to be withheld.

13.   Effectiveness of Plan.
      ---------------------

      This Plan shall become effective on the date of its adoption by the Company's Board of Directors subject, however, to approval by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining such approval, provided such options shall not be exercisable until such approval is obtained.

14.   General Conditions.
      ------------------

      (a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any present or future affiliated and subsidiary corporation of the Company, or interfere in any way with the rights of the Company and any affiliated or subsidiary corporation of the Company to terminate his employment in any way.

      (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

      (c) The term "subsidiary corporation" as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term by subsections 424(f) and (g) of the Code, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

      (d) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any amendments thereto and to any future United States revenue law.

      (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

      (f) Notwithstanding anything herein to the contrary, in no event shall shares of Common Stock subject to Options granted to any individual exceed more than 80% of the total number of shares of Common Stock authorized for delivery under the Plan.

Annex A

--------------------------------------------------------------------------------
                                SUN BANCORP, INC.
                                226 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 20, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Sun Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at the Ramada Inn, West Landis Avenue, Vineland, New Jersey, on May 20, 1997, at 4:00 p.m. and at any and all adjournments thereof, in the following manner:

                                                   FOR       WITHHELD
                                                   ---       --------

1.     The election as directors of the nominees
       listed below (except as marked to the       |_|          |_|
       contrary below):

       Bernard A. Brown
       Sidney R. Brown
       Adolph F. Calovi
       Peter Galetto, Jr.
       Philip W. Koebig, III
       Anne E. Koons

       (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

       -------------------------------------------------------------------------
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

                                                   FOR        AGAINST    ABSTAIN
                                                   ---        -------    -------

2.     Ratification of the amendment to the
       1995 Stock Option Plan                      |_|          |_|        |_|

In their discretion, such attorneys and proxies are authorized to vote on any other business that may properly come before the meeting or any adjournments thereof.

Note: Executing this proxy permits such attorneys and proxies to vote, in their discretion, upon such other business as may properly come before the Meeting or any adjournments thereof.

      The  Board  of  Directors   recommends  a  vote  "FOR"  the  above  listed
propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders, a Proxy Statement dated April 18, 1997, and the 1996 Annual Report.

Dated:                              , 1997
       -----------------------------


----------------------------------  --------------------------------------------
PRINT NAME OF SHAREHOLDER           PRINT NAME OF SHAREHOLDER


----------------------------------  --------------------------------------------
SIGNATURE OF SHAREHOLDER            SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.

--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

Annex B

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.        )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                Sun Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]       No fee required
  [ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5)  Total fee paid:
--------------------------------------------------------------------------------
  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
--------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
      (3) Filing Party:
--------------------------------------------------------------------------------
      (4) Date Filed:
--------------------------------------------------------------------------------